FORWARD FUNDS

Forward SMIDPlus Fund

Supplement dated April 8, 2011

to the

Forward Funds Investor Class and Institutional Class Shares Prospectus; Forward Funds Class A Shares, Class B Shares, Class C Shares, and Class M Shares Prospectus; Forward Funds Class Z Shares Prospectus; Summary Prospectus for Investor Class and Institutional Class Shares of the Forward SMIDPlus Fund; Summary Prospectus for Class C Shares of the Forward SMIDPlus Fund (collectively, the “Prospectuses”); and Forward Funds Statement of Additional Information (the “SAI”)

each dated May 1, 2010, as supplemented

The following information applies to the Forward SMIDPlus Fund (the “Fund”) only:

Effective May 1, 2011, the name of the Fund shall be changed to the “Forward Extended MarketPlus Fund.” Accordingly, effective May 1, 2011, all references to the Fund’s name in the Prospectuses and SAI shall be changed to the “Forward Extended MarketPlus Fund.”

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP SMIDP 04082011